Stock Fund

Established 1965

Third Quarter Report

September 30, 2003

2003

Letter to Our Shareholders	1
Ten Years of Investment Performance	2
Fund Information	3
Portfolio of Investments	4
Officers and Trustees	7

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the

Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts

02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

One Sansome Street

35th Floor

San Francisco, California

94104-4443

(415) 981-1710

This report is submitted for the general  information of the shareholders of the Fund.  The report is not authorized for distribution to  prospective investors in the Fund unless it is  accompanied by a current prospectus.

This report reflects our views,

opinions and portfolio holdings

as of September 30, 2003, the end of

the reporting period. The information

provided is not a complete analysis of every

aspect of any industry, security or the Fund.

The Fund’s portfolio composition may change

depending on market and economic conditions.

Although historical performance is

no guarantee of future results, these

insights may help you understand

our investment management

philosophy.

9/03 SF QR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox Stock Fund had a total return of 5.2% for the third quarter of 2003, compared to a total return of 2.6% for the Standard & Poor’s 500 Index (S&P 500). For the nine months ended September 30, 2003, the Fund had a total return of 16.2%, compared to a total return of 14.7% for the S&P 500. The Fund had total assets of approximately $22.8 billion at quarter-end and a cash position of 8%.

The stock market is at a relatively high valuation on a number of measures and, as always, we would caution investors that the return from investing in stocks at these levels may be low or possibly negative in the coming years.

Third Quarter Performance Review

The Stock Fund performed well in the third quarter, both on an absolute basis and relative to the S&P 500. Contributors to relative return in the third quarter included:

•	Strong individual performers, such as Nordstrom (up 28%) and Sony (up 25%) in the Consumer Discretionary sector, combined with a higher relative weighting in this sector (about 20% versus 11% for the S&P 500). The Fund’s holdings in this sector were up 7% in the aggregate, compared to the S&P 500’s sector gain of approximately 2%.
•	The Fund’s overweight position in the Materials sector (10% versus 3%), as the Fund’s holdings in this area (e.g., Akzo Nobel (up 17%) and Rio Tinto (up 16%)) were up 10%, versus 6% for those in the S&P 500.
•	Strong individual contributors to return during the quarter included Avaya (up 69%), Corning (up 27%), HCA (up 15%) and AT&T (up 13%).

Weaker performance from the Fund’s Information Technology stocks (e.g., Hewlett-Packard (down 9%) and Electronic Data Systems (down 5%)) was a drag on relative performance during the quarter. The Fund’s holdings in this sector were up about 6% compared to the 11% sector return for the S&P 500. The Fund’s short-term performance was also hurt by investments in Eastman Kodak (down 23%), Schering-Plough (down 17%) and Loews (down 14%).

Current Strategy

We have built a portfolio that is quite different in composition from the S&P 500. In our view, many companies in the S&P 500 have overly optimistic valuations. Notably, many of these are in the technology area, although there are still very wide disparities in the valuations among companies in that industry. While the Fund emphasizes lower valuation companies, 8.1% of the Fund is now invested in stocks, such as Comcast and Pfizer, in the most expensive one-third of the market, as measured by price-to-sales (P/S). On average the valuation of the portfolio is evidence of our price-disciplined approach: the portfolio’s price-to-earnings (P/E) ratio is 16 and its P/S ratio is 0.7, compared to 19 and 1.4, respectively for the broad market.

We remain a persistent, low-turnover manager—reflecting our long-term investment horizon. Periodically, we review our reasons for owning some of the companies that have had disappointing performance. The list for this year would include Schering-Plough and AT&T.

Schering-Plough faces a number of challenges, the most notable being the anticipated earnings decline following the patent expiration of Claritin, which was the company’s most important pharmaceutical. The company also faces increased competitive pressure in other key product areas, as well as government investigations into its manufacturing operations and sales and marketing practices. While these are all legitimate concerns, we believe the long-term investment thesis for the company remains intact. The primary grounds supporting our investment thesis are the strong market potential for Schering’s drugs “in the pipeline” (e.g., Zetia for high cholesterol) and importantly, the lack of additional drug patent expirations over the next few years. We believe the company will benefit from a new management team led by Fred Hassan, who successfully turned around Pharmacia. Schering-Plough trades at a lower-than-average P/S ratio as compared to its peers.

AT&T’s stock price declined sharply earlier this year due to a number of factors. Industry competition is increasing for consumer long-distance service (where AT&T has traditionally been dominant) due to local phone companies offering long-distance service, and wireless service providers offering “all-distance” calling plans. Additionally, the long-awaited upturn in business spending has been slow to materialize, and investors are now concerned about the potential for further telecom industry disruption as a newly recapitalized MCI (formerly Worldcom) emerges from bankruptcy. In response, AT&T management has continued to cut costs aggressively throughout the company in order to preserve profitability. The valuation of AT&T’s stock appears to reflect low expectations for future profits and cash flow. The company’s strong cash flow has enabled management to reinvest in technology to enhance operating efficiencies, to pay down significant amounts of debt, and to increase the dividend paid to shareholders. We believe AT&T’s revenues, which are economically sensitive, may increase along with business spending.

In Conclusion

We have discussed the valuation of the broad market, which to us appears somewhat high, as well as the discounted valuations of many of the companies held in the Fund. Yet to be clear: while we are selecting, in general, from the lower-valuation companies within the equity market, we are attempting to invest in companies which have the potential for future earnings growth at or above that of the average company. In essence, “investment value” to us means finding companies with the opportunity to grow earnings and cash flow faster than average, and yet investing in them at reasonable prices. This opportunity exists when other investors are skeptical of the company’s prospects and/or when there has been recent negative news, thereby depressing the price of the stock. Our goal is

1 / Dodge & Cox Stock Fund

to have conducted detailed fundamental analysis on each prospective investment—allowing us to find opportunity in the face of investor pessimism and then to have the conviction to invest. While there are no guarantees, we believe that over the long term this disciplined methodology could continue to benefit our shareholders in different types of market and economic environments.

Statement on

Dodge & Cox Funds’ Trading Policies

As you may have heard, state and federal regulators have initiated investigations of several other mutual fund companies and broker-dealers. These investigations are for the most part nonpublic and it is impossible to predict whether regulators will discover illegal conduct at any particular firm under investigation. Regulators, however, have alleged in public actions that certain organizations knowingly allowed some investors to illegally purchase fund shares after the 4 p.m. market close (known as “late trading”) at the same day’s price and/or to engage in certain abusive market timing practices in exchange for fund business.

Dodge & Cox Funds have not been named in any of these actions. The Funds are presently not aware of any exceptions having been made with respect to their market timing or late trading policies and procedures. Dodge & Cox Funds are intended for long-term investment purposes only, and the Dodge & Cox Funds’ prospectus specifically discourages market timing. For more details about the Dodge & Cox Funds’ market timing policies, refer to the “Excessive Trading Policy” section of the Dodge & Cox Funds’ current prospectus.

In response to events or trends or for its own investigatory purposes, from time to time the Securities and Exchange Commission (“SEC”) conducts a broad-based examination of the mutual fund industry and its practices. The SEC recently requested information from about 80 of the largest fund groups in terms of assets under management, including the Dodge & Cox Funds. As part of this industry-wide examination, the Dodge & Cox Funds received requests from the SEC for information in connection with market timing procedures within the organization as a whole and practices with respect to pricing and valuation of portfolio securities that trade in non-U.S. markets. The Dodge & Cox Funds submitted responses to the SEC requests and, as always, is cooperating fully with regulatory authorities.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

October 31, 2003

Ten Years of Investment Performance

through September 30, 2003 (in thousands)

Average annual total return for periods ended September 30, 2003

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Stock Fund	25.58%	12.47%	14.08%	14.69%
S&P 500	24.38	1.01	10.05	12.36

For updated performance figures see “Prices and Performance” at www.dodgeandcox.com, or call Dodge & Cox Funds at 1-800-621-3979.

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor’s 500 (S&P 500) is an unmanaged index of common stock prices. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

Dodge & Cox Stock Fund / 2

Fund Information	September 30, 2003

General Information

Net Asset Value Per Share	$100.98
Total Net Assets (millions)	$22,754
30-Day SEC Yield1	1.49%
2002 Expense Ratio	0.54%
2002 Portfolio Turnover	13%
Fund Inception Date	1965

Investment Manager:  Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 22 years.

Asset Allocation

Stock Characteristics	Fund	S&P 500

Number of Stocks	82	500
Median Market Capitalization (billions)	$11	$8
Weighted-Average Market Cap. (billions)	$24	$86
Price-to-Earnings Ratio2	16x	19x
Price-to-Book Value	1.8x	2.9x
Foreign Stocks[3] (% of Fund)	12.0%	0.0%

Ten Largest Holdings	% of Fund

AT&T	2.8
Bank One	2.5
Dow Chemical	2.4
Comcast	2.4
Hewlett-Packard	2.4
McDonald’s	2.4
HCA-The Healthcare Company	2.3
Sony ADR (Japan)	2.2
Schering-Plough	2.2
News Corp. Ltd., Pref. ADR (Australia)	2.1

Sector Diversification	Fund	S&P 500

Consumer Discretionary	20.5%	10.7%
Financials	18.2	21.0
Information Technology	12.7	17.7
Materials	9.9	2.8
Health Care	8.8	13.9
Energy	8.3	5.7
Industrials	5.8	10.3
Telecommunication Services	3.5	3.4
Consumer Staples	2.4	11.5
Utilities	1.9	3.0

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	The Fund’s Price-to-Earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items. The S&P 500’s P/E is calculated by Standard & Poor’s and uses an aggregated estimate of forward earnings.

[3]	All U.S. dollar-denominated.

3 / Dodge & Cox Stock Fund

Portfolio of Investments	September 30, 2003

% of Fund
COMMON STOCKS:	89.9%
CONSUMER DISCRETIONARY:	18.4%
CONSUMER DURABLES & APPAREL:	5.9%
Sony Corp. ADR (b) (Japan)	2.2
Matsushita Electric Industrial Co., Ltd. ADR (b) (Japan)	1.3
Whirlpool Corp.	1.0
Eastman Kodak Co.	0.8
VF Corp.	0.6
RETAILING:	3.4%
May Department Stores Co.	1.7
Gap, Inc.	0.7
Nordstrom, Inc.	0.7
Dillard’s, Inc. Class A	0.3
MEDIA:	3.4%
Comcast Corp. (a)	2.4
AOL Time Warner, Inc. (a)	1.0
HOTELS, RESTAURANTS & LEISURE:	2.9%
McDonald’s Corp.	2.4
InterContinental Hotels Group PLC ADR (b) (United Kingdom)	0.5
AUTOMOBILES & COMPONENTS:	1.5%
Delphi Automotive Systems Corp.	1.1
Ford Motor Co.	0.4
TRADING COMPANIES & DISTRIBUTORS:	1.3%
Genuine Parts Co.	1.3
FINANCIALS:	18.2%
BANKS:	6.6%
Bank One Corp.	2.5
Golden West Financial Corp.	1.8
Wachovia Corp.	1.3
Wells Fargo & Co.	1.0
INSURANCE:	5.6%
St. Paul Companies, Inc.	1.4
Loews Corp.	1.4
Chubb Corp.	0.8
Torchmark Corp.	0.8
UNUMProvident Corp.	0.8
MBIA, Inc.	0.4
DIVERSIFIED FINANCIALS:	3.3%
Capital One Financial Corp.	1.9
CIT Group, Inc.	1.4
REAL ESTATE:	2.7%
Equity Office Properties Trust	1.7
Equity Residential Properties Trust	1.0

% of Fund
INFORMATION TECHNOLOGY:	12.7%
TECHNOLOGY HARDWARE & EQUIPMENT:	9.3%
Hewlett-Packard Co.	2.4
Xerox Corp. (a)	1.9
Motorola, Inc.	1.2
Corning, Inc. (a)	1.0
NCR Corp. (a)	0.8
Avaya, Inc. (a)	0.8
Thermo Electron Corp. (a)	0.7
Storage Technology Corp. (a)	0.5
SOFTWARE & SERVICES:	3.4%
Electronic Data Systems	1.8
Computer Sciences Corp. (a)	1.0
Compuware Corp. (a)	0.5
BMC Software, Inc. (a)	0.1
MATERIALS:	9.9%
CHEMICALS:	6.9%
Dow Chemical Co.	2.4
Akzo Nobel N.V. ADR (b) (Netherlands)	1.7
Rohm and Haas Co.	1.0
Engelhard Corp.	0.7
NOVA Chemicals Corp. (b) (Canada)	0.5
Syngenta A.G. ADR (b) (Switzerland)	0.5
Lubrizol Corp.	0.1
METALS AND MINING:	2.0%
Rio Tinto PLC ADR (b) (United Kingdom)	1.1
Alcoa, Inc.	0.9
PAPER AND FOREST PRODUCTS:	1.0%
International Paper Co.	0.8
Boise Cascade Corp.	0.2
HEALTH CARE:	8.8%
PHARMACEUTICALS & BIOTECHNOLOGY:	4.6%
Schering-Plough Corp.	2.2
Pfizer Inc.	1.0
Bristol-Myers Squibb Co.	0.7
Wyeth	0.7
HEALTH CARE EQUIPMENT & SERVICES:	4.2%
HCA-The Healthcare Company	2.3
WellPoint Health Networks, Inc. (a)	1.0
Becton, Dickinson & Co.	0.7
Cardinal Health, Inc.	0.2
ENERGY:	8.3%
ChevronTexaco Corp.	1.7
Unocal Corp.	1.6
Occidental Petroleum Corp.	1.5
ConocoPhillips	1.4
Amerada Hess Corp.	1.2
Baker Hughes, Inc.	0.9

Dodge & Cox Stock Fund / 4

Portfolio of Investments	September 30, 2003

% of Fund
COMMON STOCKS (continued)
INDUSTRIALS:	5.8%
TRANSPORTATION:	3.0%
FedEx Corp.	1.7
Union Pacific Corp.	1.3
CAPITAL GOODS:	1.6%
Masco Corp.	0.9
Fluor Corp.	0.7
COMMERCIAL SERVICES & SUPPLIES:	1.2%
Pitney Bowes, Inc.	0.6
R.R. Donnelley & Sons Co.	0.6
TELECOMMUNICATION SERVICES:	3.5%
AT&T Corp.	2.8
AT&T Wireless Services, Inc. (a)	0.7
CONSUMER STAPLES:	2.4%
FOOD, BEVERAGE AND TOBACCO:	2.4%
Unilever N.V. ADR (b) (Netherlands)	1.7
Archer Daniels Midland Co.	0.7
UTILITIES:	1.9%
American Electric Power Co., Inc.	0.8
Scottish Power PLC ADR (b) (United Kingdom)	0.4
TXU Corp.	0.4
Duke Energy Corp.	0.3
PREFERRED STOCKS:	2.1%

CONSUMER DISCRETIONARY:	2.1%
MEDIA:	2.1%
News Corp. Ltd., Preferred Limited Voting Ordinary Shares ADR (b) (Australia)	2.1

SHORT-TERM INVESTMENTS:	8.5%

OTHER ASSETS LESS LIABILITIES:	(0.5)%

TOTAL NET ASSETS:	100.0%

(a)	Non-income producing
(b)	Securities denominated in U.S. Dollars

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

5 / Dodge & Cox Stock Fund

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Dodge & Cox Stock Fund / 6

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Vice President, Secretary & General Counsel, Dodge & Cox

International

Stock Fund

Established 2001

Third Quarter Report

September 30, 2003

2003

Letter to Our Shareholders	1
Investment Performance Since Inception	2
Fund Information	3
Portfolio of Investments	4
Officers and Trustees	7

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the

Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts

02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

One Sansome Street

35th Floor

San Francisco, California

94104-4443

(415) 981-1710

This report is submitted for the general  information of the shareholders of the Fund.  The report is not authorized for distribution to  prospective investors in the Fund unless it is  accompanied by a current prospectus.

This report reflects our views,

opinions and portfolio holdings

as of September 30, 2003, the end of

the reporting period. The information

provided is not a complete analysis of every

aspect of any industry, security or the Fund.

The Fund’s portfolio composition may change

depending on market and economic conditions.

Although historical performance is

no guarantee of future results, these

insights may help you understand

our investment management

philosophy.

9/03 ISF QR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox International Stock Fund had a total return of 18.5%* for the third quarter of 2003, compared to a total return of 8.1% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) benchmark. For the nine months ended September 30, 2003 the Fund had a total return of 28.3%* compared to the total return of 18.4% for the MSCI EAFE. The Fund had total assets of approximately $313 million at quarter-end and a cash position of 4%.

Performance Review

Most of the world’s equity markets were up for the quarter, with especially strong results in the emerging markets and Japan. The International Stock Fund continued the second quarter’s strong absolute and relative performance in the third quarter. Strong stock selection was the primary driver of the Fund’s results relative to the MSCI EAFE. Key contributors to the International Stock Fund’s third quarter results were:

•	Stock selection in the Financial Services sector, with portfolio holdings up 26% on average compared to 9% for the sector in the MSCI EAFE. Mitsubishi Tokyo Financial Group was a particular standout, up 41% for the quarter.
•	Continued strength in Latin America with investments representing about 10% of the portfolio up 31% on average.
•	Strong returns from selected investments in Media—SkyPerfect (up 77%) and Reuters (up 26%), and Consumer Electronics—Sony (up 25%).

A handful of individual investments declined during the quarter—e.g., Banco Santander (down 2%), and Scottish Power (down 1%).

Strategy and Outlook

Portfolio strategy did not change during the quarter. Our approach focuses on bottom-up stock selection, emphasizing individual company analysis. The portfolio remains invested primarily in companies with low expectations reflected in their current stock prices, where we think financial performance may improve over our three-to-five year investment horizon.

We typically find these companies in areas that other investors have shunned. Looking back at where we have found investment opportunity over the past several quarters illustrates this concept.

In the first quarter of 2003, we found opportunity largely in companies that investors avoided because the outlook was uncertain. The Fund invested in Reuters, a company where there were questions about duration and severity of the decline in its financial services end markets and the efficacy of an ambitious restructuring program. In our opinion, the valuation reflected a significant level of concern, though not the fact that the company was well financed and generating cash flow.

In the second quarter, we found opportunity in Japan. The country’s long-lived economic decline and an incremental approach to solving problems left many investors cold. We identified a number of companies with strong competitive positions, favorable balance sheets and management teams taking active steps to improve profitability, yet with low valuations. For example, we added significantly to the Fund’s holdings in Sony and Mitsubishi Tokyo Financial Group, among other investments.

In the most recent quarter, we found greater opportunity among the former “darlings” in the European market. These would include many of the largest European or “megacap” companies in the consumer, pharmaceutical and energy sectors where premium valuations had kept us from investing in many excellent companies. Tepid economic prospects for Europe have eroded the very high growth expectations embedded in these companies’ premium valuations, with the result that the valuations of some declined to more appealing levels. In the most recent quarter, the Fund invested in one such company, Nestle, the Swiss food company.

As to the future, we remain enthusiastic about international investing and the long-term prospects for global economic growth. We are actively researching companies with exposure to global economic growth, especially those companies that serve the developing world, where we believe the potential exists for above-average growth.

1 / Dodge & Cox International Stock Fund

Statement on

Dodge & Cox Funds’ Trading Policies

As you may have heard, state and federal regulators have initiated investigations of several other mutual fund companies and broker-dealers. These investigations are for the most part nonpublic and it is impossible to predict whether regulators will discover illegal conduct at any particular firm under investigation. Regulators, however, have alleged in public actions that certain organizations knowingly allowed some investors to illegally purchase fund shares after the 4 p.m. market close (known as “late trading”) at the same day’s price and/or to engage in certain abusive market timing practices in exchange for fund business.

Dodge & Cox Funds have not been named in any of these actions. The Funds are presently not aware of any exceptions having been made with respect to their market timing or late trading policies and procedures. Dodge & Cox Funds are intended for long-term investment purposes only, and the Dodge & Cox Funds’ prospectus specifically discourages market timing. For more details about the Dodge & Cox Funds’ market timing policies, refer to the “Excessive Trading Policy” section of the Dodge & Cox Funds’ current prospectus.

In response to events or trends or for its own investigatory purposes, from time to time the Securities and Exchange Commission (“SEC”) conducts a broad-based examination of the mutual fund industry and its practices. The SEC recently requested information from about 80 of the largest fund groups in terms of assets under management, including the Dodge & Cox Funds. As part of this industry-wide examination, the Dodge & Cox Funds received requests from the SEC for information in connection with market timing procedures within the organization as a whole and practices with respect to pricing and valuation of portfolio securities that trade in non-U.S. markets. The Dodge & Cox Funds submitted responses to the SEC requests and, as always, is cooperating fully with regulatory authorities.

Thank you for the continued confidence you have placed in our firm as a shareholder of the International Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

October 31, 2003

Investment Performance Since Inception

through September 30, 2003 (in thousands)

Average annual total return for periods ended September 30, 2003

	1 Year	Since Inception (5/1/01)

Dodge & Cox International Stock Fund*	41.10%	1.45%
MSCI EAFE	26.01	-6.64

For updated performance figures see “Prices and Performance” at www.dodgeandcox.com, or call Dodge & Cox Funds at 1-800-621-3979.

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

*	Expense reimbursements have been in effect for the International Stock Fund since its inception. Without the expense reimbursements, returns for the Fund would have been lower.

The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is an unmanaged index of the world’s stock markets, excluding the United States. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses.

Morgan Stanley®, Morgan Stanley Capital International, and EAFE® are trademarks of Morgan Stanley.

Risks of International Investing: Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s prospectus.

Dodge & Cox International Stock Fund / 2

Fund Information	September 30, 2003

General Information

Net Asset Value Per Share	$20.28
Total Net Assets (millions)	$313
30-Day SEC Yield1	1.18%
2002 Expense Ratio2	0.90%
2002 Turnover Ratio	12%
Fund Inception Date	May 1, 2001

Investment Manager:  Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose six members’ average tenure at Dodge & Cox is 16 years.

Asset Allocation

Stock Characteristics	Fund	MSCI EAFE

Number of Stocks	54	1,010

Median Market Capitalization (billions)	$7	$2

Weighted Average Market Cap. (billions)	$18	$34

Price-to-Earnings Ratio[3]	12x	18x

Price-to-Book Value	1.3x	1.9x

Ten Largest Holdings

Sony ADR (Japan)	3.4%
Mitsubishi Tokyo Financial Group ADR (Japan)	3.1
Matsushita Electric Industrial ADR (Japan)	2.9
Banco Latinoamericano de Exportaciones ADR (Panama)	2.9
Akzo Nobel (Netherlands)	2.8
Unilever (Netherlands)	2.6
Uniao de Bancos Brasileiros GDR (Brazil)	2.6
Seiko Epson (Japan)	2.5
Nestle (Switzerland)	2.5
KT Corp. ADR (Korea)	2.4

Region Diversification	Fund	MSCI EAFE

Europe (excluding United Kingdom)	37.4%	43.2%

Japan	24.3	23.1

United Kingdom	11.6	25.9

Latin America	9.5	0.0

Pacific (excluding Japan)	8.8	7.8

Canada	4.0	0.0

Sector Diversification	Fund	MSCI EAFE

Consumer Discretionary	21.7%	12.9%
Financials	19.4	25.9
Materials	18.8	6.6
Consumer Staples	9.4	9.0
Information Technology	6.7	7.2
Industrials	6.7	9.0
Energy	6.3	8.1
Utilities	3.3	4.6
Telecommunication Services	2.4	7.5
Health Care	0.9	9.2

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	For the fiscal years ending December 31, 2001 through 2005, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total Fund operating expenses at 0.90%. The agreement is renewable annually thereafter and is subject to 30 days prior written notice for termination by either party. Without reimbursement, the expense ratio for the year ended December 31, 2002 would have been 1.03%.

[3]	Price-to-earnings ratio is calculated using fiscal year-end earnings and excludes extraordinary items.

3 / Dodge & Cox International Stock Fund

Portfolio of Investments	September 30, 2003

% of Fund
COMMON STOCKS:	87.4%
CONSUMER DISCRETIONARY:	20.0%
CONSUMER DURABLES & APPAREL:	9.0%
Sony Corp. ADR (b) (Japan)	3.4
Matsushita Electric Industrial Co., Ltd. ADR (b) (Japan)	2.9
Electrolux A.B. (Sweden)	1.8
Makita Corp. (Japan)	0.8
Consorcio Ara S.A. (Mexico)	0.1
AUTOMOBILES & COMPONENTS:	5.8%
Fiat SPA ADR (a, b) (Italy)	2.2
Suzuki Motor Corp. (Japan)	1.8
Honda Motor Co. Ltd. ADR (b) (Japan)	1.8
HOTELS, RESTAURANTS & LEISURE:	3.4%
H.I.S. Co., Ltd. (Japan)	1.9
InterContinental Hotels Group PLC (United Kingdom)	1.5
MEDIA:	1.8%
Sky Perfect Communications, Inc. (a) (Japan)	0.9
Reuters Group PLC ADR (b) (United Kingdom)	0.9
MATERIALS:	18.8%
CHEMICALS:	15.3%
Akzo Nobel N.V. (Netherlands)	2.8
Givaudan (Switzerland)	2.4
Imperial Chemical Industries PLC (United Kingdom)	2.2
Kemira OYJ (Finland)	2.1
Syngenta A.G. ADR (b) (Switzerland)	2.0
BASF A.G. (Germany)	2.0
NOVA Chemicals Corp. (Canada)	1.8
METALS AND MINING:	1.8%
Rio Tinto PLC (United Kingdom)	0.9
BHP Billiton Ltd. (Australia)	0.9
CONSTRUCTION MATERIALS:	1.7%
Lafarge S.A. (France)	1.7
FINANCIALS:	16.8%
BANKS:	14.3%
Mitsubishi Tokyo Financial Group, Inc. ADR (b) (Japan)	3.1
Banco Latinoamericano de Exportaciones ADR (a, b) (Panama)	2.9
Danske Bank (Denmark)	2.0
Banco Santander Central Hispano (Spain)	1.9
Standard Chartered PLC (United Kingdom)	1.6
Kookmin Bank (b) (South Korea)	1.5
DBS Group Holdings Ltd. (Singapore)	1.3
DIVERSIFIED FINANCIALS:	1.5%
Euler & Hermes (France)	1.5
INSURANCE:	1.0%
Promina Group (Australia)	1.0
CONSUMER STAPLES:	9.4%
FOOD, BEVERAGE AND TOBACCO:	7.1%
Unilever N.V. (b) (Netherlands)	2.6
Nestle S.A. (Switzerland)	2.5
Kikkoman Corp. (Japan)	2.0
PERSONAL PRODUCTS:	2.3%
Aderans Co. (Japan)	2.3

% of Fund
INFORMATION TECHNOLOGY:	6.7%
TECHNOLOGY HARDWARE & EQUIPMENT:	6.7%
Seiko Epson Corp. (Japan)	2.5
Nortel Networks Corp. (a, b) (Canada)	2.2
Oce N.V. (Netherlands)	2.0
INDUSTRIALS:	6.7%
CAPITAL GOODS:	4.9%
Sulzer A.G. (Switzerland)	1.4
Kidde PLC (United Kingdom)	1.4
Hagemeyer N.V. (Netherlands)	1.1
CNH Global N.V. (b) (Netherlands)	1.0
AEROSPACE & DEFENSE:	1.5%
Rolls-Royce Group PLC (United Kingdom)	1.5
TRANSPORTATION:	0.3%
Stolt-Nielsen S.A. (Norway)	0.3
ENERGY:	4.1%
Total (France)	2.2
Norsk Hydro A.S.A. ADR (b) (Norway)	1.2
Stolt Offshore S.A. ADR (a, b) (Norway)	0.7
TELECOMMUNICATION SERVICES:	2.4%
KT Corp. ADR (b) (Korea)	2.4
UTILITIES:	1.6%
Scottish Power PLC ADR (b) (United Kingdom)	1.6
HEALTH CARE:	0.9%
HEALTH CARE EQUIPMENT & SERVICES:	0.9%
Kuraya Sanseido (Japan)	0.9

PREFERRED STOCKS:	8.2%
FINANCIALS:	2.6%
BANKS:	2.6%
Uniao de Bancos Brasileiros Sponsored GDR (b) (Brazil)	2.6
ENERGY:	2.2%
Petroleo Brasileiro S.A. ADR (b) (Brazil)	2.2
UTILITIES:	1.7%
Ultrapar Participacoes S.A. ADR (b) (Brazil)	1.7
CONSUMER DISCRETIONARY:	1.7%
MEDIA:	1.7%
News Corp. Ltd., Preferred Limited Voting Ordinary Shares (Australia)	1.7

SHORT-TERM INVESTMENTS:	5.9%

OTHER ASSETS LESS LIABILITIES:	(1.5)%

TOTAL NET ASSETS:	100.0%
(a)	Non-income producing
(b)	Securities denominated in U.S. Dollars

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

Dodge & Cox International Stock Fund / 4

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5 / Dodge & Cox International Stock Fund

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Dodge & Cox International Stock Fund / 6

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Vice President, Secretary & General Counsel, Dodge & Cox

Balanced Fund

Established 1931

Third Quarter Report

September 30, 2003

2003

Letter to Our Shareholders	1
Ten Years of Investment Performance	2
Fund Information	3
Portfolio of Investments	4
Officers and Trustees	7

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the

Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts

02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

One Sansome Street

35th Floor

San Francisco, California

94104-4443

(415) 981-1710

This report is submitted for the general  information of the shareholders of the Fund.  The report is not authorized for distribution to  prospective investors in the Fund unless it is  accompanied by a current prospectus.

This report reflects our views,

opinions and portfolio holdings

as of September 30, 2003, the end of

the reporting period. The information

provided is not a complete analysis of every

aspect of any industry, security or the Fund.

The Fund’s portfolio composition may change

depending on market and economic conditions.

Although historical performance is

no guarantee of future results, these

insights may help you understand

our investment management

philosophy.

9/03 BF QR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox Balanced Fund had a total return of 3.8% for the third quarter of 2003, compared to the 1.6% return for the Combined Index1. For the nine months ended September 30, 2003 the Fund had a total return of 13.3%, compared to the total return of 10.4% for the Combined Index. At quarter-end, the Fund’s total net assets of $10.9 billion were invested in 64% stocks, 23% fixed-income securities and 13% cash equivalents.

The stock market is at a relatively high valuation on a number of measures and, as always, we would caution investors that the return from investing in stocks at these levels may be low or possibly negative in the coming years. It is also important to note that we have lowered our allocation to fixed-income securities as a percentage of the total Balanced Fund (23%) due to the lower total return prospects for fixed-income securities given the low interest rate environment. The Fund’s cash position at 13% reflects our cautious outlook for future fixed-income and equity returns.

Equity Performance Review

The equity portion of the Balanced Fund performed well in the third quarter, both on an absolute basis and relative to the S&P 500. Contributors to relative return in the third quarter included:

•	Strong individual performers, such as Nordstrom (up 28%) and Sony (up 25%) in the Consumer Discretionary sector, combined with a higher relative weighting in this sector (23% of the equity portfolio versus 11% for the S&P 500). The Fund’s holdings in this sector were up 7% in the aggregate, compared to the S&P 500’s sector gain of approximately 2%.
•	The equity portfolio’s overweight position (11% versus 3%) in the Materials sector, as the Fund’s holdings this area—e.g., Akzo Nobel (up 17%) and Rio Tinto (up 16%)—were up 10%, versus 6% for those in the S&P 500.
•	Strong individual contributors to return during the quarter included Avaya (up 69%), Corning (up 27%), HCA (up 15%) and AT&T (up 13%).

Weaker performance from the Fund’s Information Technology stocks (e.g., Hewlett-Packard (down 9%) and Electronic Data Systems (down 5%)) was a drag on relative performance during the quarter. The equity portfolio’s holdings in this sector were up about 6% compared to the 11% sector return for the S&P 500. The Fund’s short-term performance was also hurt by investments in Eastman Kodak (down 23%), Schering-Plough (down 17%) and Loews (down 14%).

Fixed-Income Performance Review

The fixed-income portion of the Fund returned +0.8% for the quarter compared to a -0.1% negative return for the Lehman Brothers Aggregate Bond Index (LBAG). The fixed-income portfolio performed better than the LBAG for three primary reasons. First, the portfolio had a shorter effective duration2 than the LBAG throughout the quarter, which muted the negative impact of rising interest rates. Second, the portfolio’s overweight position in corporate securities (43.5% at the beginning of the quarter vs. 27.5% for the LBAG) was a positive for relative performance as yield premiums, on average, narrowed relative to U.S. Treasuries. And third, good security selection within the mortgage and corporate sectors was a positive for relative returns. The third quarter was an extremely volatile period for interest rates. This volatility serves as a reminder that increases in interest rates, especially in very low interest rate environments, can lead to negative returns for fixed-income investors.

Equity Portfolio Strategy

We have built an equity portfolio for the Balanced Fund that is quite different in composition from the S&P 500. In our view, a significant number of companies in the S&P 500 have overly optimistic valuations. Notably, many of these are in the technology area, although there are still very wide disparities in the valuations among companies in that industry. While the Fund emphasizes lower valuation companies, 8.3% of the equity portfolio is now invested in stocks, such as Pfizer and Comcast, in the most expensive one-third of the market, as measured by price-to-sales (P/S). On average the valuation of the portfolio is evidence of our price-disciplined approach: the portfolio’s price-to-earnings (P/E) ratio is 16 and its P/S ratio is 0.7, compared to 19 and 1.4, respectively for the broad market.

We remain a persistent, low-turnover manager—reflecting our long-term investment horizon. Periodically, we review our reasons for owning some of the companies that have had disappointing performance. One of the companies on the list for this year would be AT&T.

AT&T’s stock price declined sharply earlier this year due to a number of factors. Industry competition is increasing for consumer long-distance service (where AT&T has traditionally been dominant) due to local phone companies offering long-distance service, and wireless service providers offering “all-distance” calling plans. Additionally, the long-awaited upturn in business spending has been slow to materialize, and investors are now concerned about the potential for further telecom industry disruption as a newly recapitalized MCI (formerly Worldcom) emerges from bankruptcy. In response, AT&T management has continued to cut costs aggressively throughout the company in order to preserve profitability. The valuation of AT&T’s stock appears to reflect low expectations for future profits and cash flow. The company’s strong cash flow has enabled management to reinvest in technology to enhance operating efficiencies, to pay down significant amounts of debt, and to increase the dividend paid to shareholders. We believe AT&T’s revenues, which are economically sensitive, may increase along with business spending.

Fixed-Income Portfolio Strategy

With regards to the fixed-income portfolio, corporate exposure is lower than at year-end 2002, reflecting our belief that corporate spreads have narrowed to the point that some issues offer too little compensation for the risks assumed. Cash from those trades was

1 / Dodge & Cox Balanced Fund

invested primarily in mortgage-backed securities and in short-term U.S. Treasuries. In the mortgage area, we added to the portfolio’s holdings of 15-year pass-throughs, re-performing mortgages, and multifamily pools. Mortgages continue to play a “defensive” role in the portfolio by providing a regular, and relatively stable, source of cash flow. Lastly, due to our concerns about inflation and the current low level of interest rates, we continue to position the portfolio with a shorter duration than that of the LBAG.

Statement on

Dodge & Cox Funds’ Trading Policies

As you may have heard, state and federal regulators have initiated investigations of several other mutual fund companies and broker-dealers. These investigations are for the most part nonpublic and it is impossible to predict whether regulators will discover illegal conduct at any particular firm under investigation. Regulators, however, have alleged in public actions that certain organizations knowingly allowed some investors to illegally purchase fund shares after the 4 p.m. market close (known as “late trading”) at the same day’s price and/or to engage in certain abusive market timing practices in exchange for fund business.

Dodge & Cox Funds have not been named in any of these actions. The Funds are presently not aware of any exceptions having been made with respect to their market timing or late trading policies and procedures. Dodge & Cox Funds are intended for long-term investment purposes only, and the Dodge & Cox Funds’ prospectus specifically discourages market timing. For more details about the Dodge & Cox Funds’ market timing policies, refer to the “Excessive Trading Policy” section of the Dodge & Cox Funds’ current prospectus.

In response to events or trends or for its own investigatory purposes, from time to time the Securities and Exchange Commission (“SEC”) conducts a broad-based examination of the mutual fund industry and its practices. The SEC recently requested information from about 80 of the largest fund groups in terms of assets under management, including the Dodge & Cox Funds. As part of this industry-wide examination, the Dodge & Cox Funds received requests from the SEC for information in connection with market timing procedures within the organization as a whole and practices with respect to pricing and valuation of portfolio securities that trade in non-U.S. markets. The Dodge & Cox Funds submitted responses to the SEC requests and, as always, is cooperating fully with regulatory authorities.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman

October 31, 2003

Ten Years of Investment Performance

through September 30, 2003 (in thousands)

Average annual total return for periods ended September 30, 2003

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	20.40%	11.11%	11.84%	13.05%
Combined Index	16.83	3.66	9.13	11.51
S&P 500	24.38	1.01	10.05	12.36
Lehman Brothers Aggregate Bond Index (LBAG)	5.40	6.62	6.92	9.45

For updated performance figures see “Prices and Performance” at www.dodgeandcox.com, or call Dodge & Cox Funds at 1-800-621-3979.

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.; Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

[1]	The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500), which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Aggregate Bond Index (LBAG), which is an unmanaged index of investment-grade fixed-income securities. The Balanced Fund may, however, invest up to 75% of its total assets in stocks.
[2]	Duration is a measurement of price sensitivity to changes in interest rates.

Dodge & Cox Balanced Fund / 2

Fund Information

September 30, 2003

General Information

Net Asset Value Per Share	$67.41
Total Net Assets (millions)	$10,871
30-Day SEC Yield[1]	1.91%
2002 Expense Ratio	0.53%
2002 Portfolio Turnover	25%
Fund Inception Date	1931

Investment Manager:  Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 22 years, and by the Fixed-Income Strategy Committee, whose eleven members’ average tenure is 14 years.

Asset Allocation

Stock Portfolio (64.0% of Fund)

Number of Stocks	82
Median Market Capitalization (billions)	$11
Price-to-Earnings Ratio[2]	16x
Price-to-Book Value	1.8x
Foreign Stocks[3] (% of Fund)	8.2%

Five Largest Sectors	% of Fund

Consumer Discretionary	14.4
Financials	12.8
Information Technology	8.9
Materials	6.8
Energy	5.8

Ten Largest Stock Holdings	% of Fund

AT&T	1.8
McDonald’s	1.6
Comcast	1.6
Dow Chemical	1.6
Bank One	1.6
News Corp. Ltd., Pref. ADR (Australia)	1.5
Hewlett-Packard	1.5
HCA-The Healthcare Company	1.5
Sony ADR (Japan)	1.4
Xerox	1.4

Fixed-Income Portfolio (23.2% of Fund)

Number of Fixed-Income Securities	166
Average Quality	AA–
Average Maturity	7.0 years
Effective Duration	3.9 years

Credit Quality Ratings[5]	% of Fund

U.S. Government & Government Agencies	12.8
Aaa/AAA	0.1
Aa/AA	0.1
A/A	1.5
Baa/BBB	6.9
Ba/BB	1.1
B/B and below	0.7

Sector Breakdown	% of Fund

U.S. Treasury and Government Agency	2.4
Federal Agency CMO and REMIC[4]	3.4
Federal Agency Mortgage Pass-Through	7.0
Asset-Backed	0.1
Corporate	10.3

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	The Fund’s Price-to-Earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items.
[3]	All U.S. dollar-denominated.
[4]	Collateralized Mortgage Obligation and Real Estate Mortgage Investment Conduit.
[5]	For presentation purposes only: when a security is split-rated, the lower of either the Moody’s or Standard & Poor’s rating is reported.

3 / Dodge & Cox Balanced Fund

Portfolio of Investments	September 30, 2003

% of Fund
COMMON STOCKS:	62.5%

CONSUMER DISCRETIONARY:	12.9%
CONSUMER DURABLES & APPAREL:	4.1%
Sony Corp. ADR (b) (Japan)	1.4
Matsushita Electric Industrial Co., Ltd. ADR (b) (Japan)	0.9
Whirlpool Corp.	0.9
Eastman Kodak Co.	0.5
VF Corp.	0.4
RETAILING:	2.5%
May Department Stores Co.	1.1
Nordstrom, Inc.	0.6
Gap, Inc.	0.6
Dillard’s, Inc. Class A	0.2

MEDIA:	2.3%
Comcast Corp. (a)	1.6
AOL Time Warner, Inc. (a)	0.7

HOTELS, RESTAURANTS & LEISURE:	2.0%
McDonald’s Corp.	1.6
InterContinental Hotels Group PLC ADR (b) (United Kingdom)	0.4
TRADING COMPANIES & DISTRIBUTORS:	1.0%
Genuine Parts Co.	1.0
AUTOMOBILES & COMPONENTS:	1.0%
Delphi Automotive Systems Corp.	0.7
Ford Motor Co.	0.3
FINANCIALS:	12.8%
BANKS:	4.7%
Bank One Corp.	1.6
Golden West Financial Corp.	1.4
Wachovia Corp.	1.1
Wells Fargo & Co.	0.6
INSURANCE:	3.7%
Loews Corp.	0.9
St. Paul Companies, Inc.	0.9
Torchmark Corp.	0.6
UNUMProvident Corp.	0.5
Chubb Corp.	0.5
MBIA, Inc.	0.3
DIVERSIFIED FINANCIALS:	2.5%
Capital One Financial Corp.	1.3
CIT Group, Inc.	1.2
REAL ESTATE:	1.9%
Equity Office Properties Trust	1.2
Equity Residential Properties Trust	0.7

% of Fund
INFORMATION TECHNOLOGY:	8.9%
TECHNOLOGY HARDWARE & EQUIPMENT:	6.6%
Hewlett-Packard Co.	1.5
Xerox Corp. (a)	1.4
Motorola, Inc.	0.8
Corning, Inc. (a)	0.7
NCR Corp. (a)	0.6
Thermo Electron Corp. (a)	0.6
Avaya, Inc. (a)	0.6
Storage Technology Corp. (a)	0.4
SOFTWARE & SERVICES:	2.3%
Electronic Data Systems	1.3
Computer Sciences Corp. (a)	0.6
Compuware Corp. (a)	0.4
BMC Software, Inc. (a)	0.0 (g)
MATERIALS:	6.8%
CHEMICALS:	4.6%
Dow Chemical Co.	1.6
Akzo Nobel N.V. ADR (b) (Netherlands)	1.2
Rohm and Haas Co.	0.7
Engelhard Corp.	0.4
Syngenta A.G. ADR (b) (Switzerland)	0.3
NOVA Chemicals Corp. (b) (Canada)	0.3
Lubrizol Corp.	0.1
METALS AND MINING:	1.5%
Rio Tinto PLC ADR (b) (United Kingdom)	0.9
Alcoa, Inc.	0.6
PAPER AND FOREST PRODUCTS:	0.7%
International Paper Co.	0.5
Boise Cascade Corp.	0.2
ENERGY:	5.8%
ChevronTexaco Corp.	1.2
Occidental Petroleum Corp.	1.1
ConocoPhillips	1.1
Unocal Corp.	1.0
Amerada Hess Corp.	0.8
Baker Hughes, Inc.	0.6
HEALTH CARE:	5.7%
PHARMACEUTICALS & BIOTECHNOLOGY:	3.0%
Schering-Plough Corp.	1.4
Pfizer Inc.	0.6
Bristol-Myers Squibb Co.	0.5
Wyeth	0.5
HEALTH CARE EQUIPMENT & SERVICES:	2.7%
HCA-The Healthcare Company	1.5
WellPoint Health Networks, Inc. (a)	0.6
Becton, Dickinson & Co.	0.4
Cardinal Health, Inc.	0.2

Dodge & Cox Balanced Fund / 4

Portfolio of Investments	September 30, 2003

% of Fund
COMMON STOCKS (continued)
INDUSTRIALS:	4.2%
TRANSPORTATION:	2.1%
FedEx Corp.	1.3
Union Pacific Corp.	0.8
CAPITAL GOODS:	1.2%
Fluor Corp.	0.6
Masco Corp.	0.6
COMMERCIAL SERVICES & SUPPLIES:	0.9%
R.R. Donnelley & Sons Co.	0.5
Pitney Bowes, Inc.	0.4

TELECOMMUNICATION SERVICES:	2.4%
AT&T Corp.	1.8
AT&T Wireless Services, Inc. (a)	0.6
UTILITIES:	1.5%
American Electric Power Co., Inc.	0.6
TXU Corp.	0.4
Scottish Power PLC ADR (b) (United Kingdom)	0.3
Duke Energy Corp.	0.2
CONSUMER STAPLES:	1.5%
FOOD, BEVERAGE AND TOBACCO:	1.5%
Unilever N.V. ADR (b) (Netherlands)	1.0
Archer Daniels Midland Co.	0.5
PREFERRED STOCKS:	1.5%

CONSUMER DISCRETIONARY:	1.5%
MEDIA:	1.5%
News Corp. Ltd., Preferred Limited Voting Ordinary Shares ADR (b) (Australia)	1.5

FIXED-INCOME SECURITIES:	23.2%

U.S. TREASURY AND GOVERNMENT AGENCY:	2.4%

FEDERAL AGENCY CMO AND REMIC (c):	3.4%

FEDERAL AGENCY MORTGAGE PASS-THROUGH:	7.0%

ASSET-BACKED SECURITIES:	0.1%
Union Planters Mortgage Finance Corp. 7.70%, 12/25/2024	0.1
CORPORATE:	10.3%
INDUSTRIAL:	6.8%
AT&T Corp., various securities	0.9
Ford Motor Credit Co., various securities	0.8
GMAC, various securities	0.6
AOL Time Warner, Inc., various securities	0.5
Xerox Corp., various securities	0.5

% of Fund
HCA-The Healthcare Company, various securities	0.5
May Department Stores Co., various securities	0.5
Raytheon Co. 6.75%, 8/15/2007	0.4
Raychem Corp. 8.20%, 10/15/2008	0.3
Comcast Corp. 5.30%, 1/15/2014	0.3
Time Warner Entertainment 8.375%, 7/15/2033	0.3
Dillard’s, Inc., various securities	0.3
Lockheed Martin Corp. 7.65%, 5/1/2016	0.2
Hewlett-Packard Co. 5.50%, 7/1/2007	0.2
Health Net, Inc. 8.375%, 4/15/2011	0.2
American Home Products Corp. 6.70%, 3/15/2011	0.2
AT&T Wireless Services, Inc. 8.75%, 3/1/2031	0.1
Walt Disney Co. 7.55%, 7/15/2093	0.0 (g)
FINANCE:	2.6%
EOP Operating Limited Partnership (e), various securities	0.4
Boston Properties, Inc., various securities	0.3
CIGNA Corp., various securities	0.3
Safeco Corp. 7.25%, 9/1/2012	0.3
UNUMProvident Corp., various securities	0.3
St. Paul Companies, Inc. 8.125%, 4/15/2010	0.2
CIT Group, Inc., various securities	0.2
Bank One Capital III (d) 8.75%, 9/1/2030	0.2
BankAmerica Capital II (d) 8.00%, 12/15/2026	0.2
Citicorp Capital Trust I (d) 7.933%, 2/15/2027	0.1
Bank One Corp. 6.50%, 2/1/2006	0.1
First Nationwide Bank 10.00%, 10/1/2006	0.0 (g)
TRANSPORTATION:	0.7%
Union Pacific Corp. 6.33%, 1/2/2020	0.5
Consolidated Rail Corp., various securities	0.2
UTILITIES:	0.2%
PG&E National Energy Group, Inc. (f), 5/16/2011	0.2

SHORT-TERM INVESTMENTS:	14.4%

OTHER ASSETS LESS LIABILITIES:	(1.6)%

TOTAL NET ASSETS:	100.0%
(a)	Non-income producing
(b)	Foreign securities denominated in U.S. Dollars
(c)	CMO: Collateralized Mortgage Obligation REMIC: Real Estate Mortgage Investment Conduit
(d)	Cumulative Preferred Securities
(e)	EOP Operating LP is the operating partnership of Equity Office Properties Trust
(f)	Non-income producing—security in default
(g)	Rounds to 0.0%

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

5 / Dodge & Cox Balanced Fund

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Dodge & Cox Balanced Fund / 6

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Vice President, Secretary & General Counsel, Dodge & Cox

Income Fund

Established 1989

Third Quarter Report

September 30, 2003

2003

Letter to Our Shareholders	1
Ten Years of Investment Performance	2
Fund Information	3
Portfolio of Investments	4
Officers and Trustees	7

Income Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the

Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts

02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

One Sansome Street

35th Floor

San Francisco, California

94104-4443

(415) 981-1710

This report is submitted for the general  information of the shareholders of the Fund.  The report is not authorized for distribution to  prospective investors in the Fund unless it is  accompanied by a current prospectus.

This report reflects our views,

opinions and portfolio holdings

as of September 30, 2003, the end of

the reporting period. The information

provided is not a complete analysis of every

aspect of any industry, security or the Fund.

The Fund’s portfolio composition may change

depending on market and economic conditions.

Although historical performance is

no guarantee of future results, these

insights may help you understand

our investment management

philosophy.

9/03 IF QR        Printed on recycled paper

To Our Shareholders

The Dodge & Cox Income Fund produced a total return of +0.5% for the quarter ended September 30, 2003, exceeding the -0.1% total return of the Lehman Brothers Aggregate Bond Index (LBAG), a broad-based index composed of investment-grade bonds. For the nine months ended September 30, 2003, the Fund had a total return of 4.8%, compared to a total return of 3.8% for the LBAG. The Fund ended the quarter with total net assets of $5.1 billion and a cash position of 4.7%.

Mixed Economic Signals

U.S. Treasury prices fell sharply in July and August amid a spate of news (record-high homebuilding and other housing measures, improvement in the manufacturing and service sectors, and continued strong consumer spending) pointing to improving U.S. economic conditions. The bond market rebounded in September as the strength and sustainability of the recovery were called into question with persistent reports of weakness from the labor market. The net impact over the quarter was lower U.S. Treasury prices and higher yields. Yields on intermediate maturity U.S. Treasuries registered the largest increases, with 5-year and 10-year notes both higher by 0.42%, ending the quarter at 2.83% and 3.94%, respectively. The yield on the benchmark 30-year U.S. Treasury bond rose as well and ended the quarter at 4.88%. The Federal Reserve left the Federal Funds rate unchanged at 1.0%, a 45-year low.

Fund Performance Review

Price declines from the rise in interest rates dominated third quarter total returns, but a number of factors combined to generate good relative performance for the Fund, among them, our decision to target a shorter effective duration1 than that of the LBAG. Another positive was the Fund’s overweight position in corporate securities (33.5% at the beginning of the quarter vs. 27.5% for the LBAG), as corporate securities, on average, outpaced U.S. Treasuries. Corporate bond performance was generally tiered by ratings, with stronger returns generated by lower-rated issuers. Finally, good security selection within the mortgage and corporate sectors was a positive for relative return. The Fund’s holdings of mortgage-backed securities, which are generally less prepayment-sensitive than their index counterparts, fared relatively well in the rising rate environment. Securities of several BBB-rated corporate issuers also did well, including AT&T, Ford, GMAC, and UnumProvident.

Mortgage Sector Volatility

The Lehman Mortgage-Backed Securities (MBS) Index, which represents 34% of the LBAG, fared particularly poorly amid July’s sharp rise in interest rates; this contributed significantly to its 1.2% under-performance of comparable-duration Treasuries for the third quarter as a whole. Mortgage-backed securities tend to fare poorly in periods of interest rate volatility as significant changes in the level of interest rates lead to changes in the prepayment rate expectations on the underlying mortgage loans. A sharp rise in interest rates, of the type that occurred in July, can result in a significant price decline for a mortgage related security due to both the general increase in rates and the fact that the mortgage is priced as a longer security given a decrease in the assumed prepayment rate. The latter effect is referred to as “extension risk.” The converse happens in periods of sharp, significant declines in interest rates.

Federal Agency mortgage securities offer incremental yield over comparable U.S. Treasury securities because of the uncertainty as to the timing of principal repayment and the resultant sustainability of the income stream. This uncertainty, particularly with respect to the newly created mortgage securities that dominate the Lehman MBS Index, can hinder the long-term total return prospects of mortgage-backed securities. To mitigate this risk, we seek mortgage securities with specific characteristics that may help reduce the inherent uncertainty of mortgage security cash flow timing, leading to a more reliable income stream and a more predictable total return over time. These characteristics can be, for example, low loan balances, previous borrower delinquencies, or shorter amortization schedules. Our mortgage strategy, based on individual security selection, contributed to favorable relative performance both in the third quarter and over longer time periods.

Investment Strategy

With the recovery in the corporate bond sector, we have trimmed the Fund’s corporate holdings during the course of the year as we monitor the risk/reward relationship, on an ongoing basis, of each of the Fund’s corporate issues. The Fund’s corporate holdings comprised 34.0% of the Fund as of September 30, 2003, compared to 37.7% at the beginning of the year. The mortgage portion of the Fund continued to be positioned defensively, with an emphasis on mortgage-backed securities with less extension risk and generally more stable prepayment characteristics.

Going forward, we continue to position the portfolio with a shorter relative duration due to our concerns about the low absolute level of interest rates in relation to current and potential future inflation. The Fund’s average effective duration was 3.6 years at quarter end, compared to 4.4 years for the LBAG. As described above, we also continue to look for specific investments that will aid us in our effort to build portfolio yield and total return potential, primarily in the corporate and mortgage sectors.

1 / Dodge & Cox Income Fund

Individual security selection based on fundamental research continues to be the foundation on which we craft the Fund’s long-term investment strategy.

Statement on

Dodge & Cox Funds’ Trading Policies

As you may have heard, state and federal regulators have initiated investigations of several other mutual fund companies and broker-dealers. These investigations are for the most part nonpublic and it is impossible to predict whether regulators will discover illegal conduct at any particular firm under investigation. Regulators, however, have alleged in public actions that certain organizations knowingly allowed some investors to illegally purchase fund shares after the 4 p.m. market close (known as “late trading”) at the same day’s price and/or to engage in certain abusive market timing practices in exchange for fund business.

Dodge & Cox Funds have not been named in any of these actions. The Funds are presently not aware of any exceptions having been made with respect to their market timing or late trading policies and procedures. Dodge & Cox Funds are intended for long-term investment purposes only, and the Dodge & Cox Funds’ prospectus specifically discourages market timing. For more details about the Dodge & Cox Funds’ market timing policies, refer to the “Excessive Trading Policy” section of the Dodge & Cox Funds’ current prospectus.

In response to events or trends or for its own investigatory purposes, from time to time the Securities and Exchange Commission (“SEC”) conducts a broad-based examination of the mutual fund industry and its practices. The SEC recently requested information from about 80 of the largest fund groups in terms of assets under management, including the Dodge & Cox Funds. As part of this industry-wide examination, the Dodge & Cox Funds received requests from the SEC for information in connection with market timing procedures within the organization as a whole and practices with respect to pricing and valuation of portfolio securities that trade in non-U.S. markets. The Dodge & Cox Funds submitted responses to the SEC requests and, as always, is cooperating fully with regulatory authorities.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman

A. Horton Shapiro, Executive Vice President

October 31, 2003

Ten Years of Investment Performance

through September 30, 2003 (in thousands)

Average annual total return for periods ended September 30, 2003

	1 Year	5 Years	10 Years

Dodge & Cox Income Fund	7.41%	7.25%	7.28%
Lehman Brothers Aggregate Bond Index (LBAG)	5.40	6.62	6.92

For updated performance figures see “Prices and Performance” at www.dodgeandcox.com, or call Dodge & Cox Funds at 1-800-621-3979.

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade fixed-income securities. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.

[1]	Duration is a measure of price sensitivity to changes in interest rates.

Dodge & Cox Income Fund / 2

Fund Information	September 30, 2003

General Information

Net Asset Value Per Share	$12.92
Total Net Assets (millions)	$5,125
30-Day SEC Yield[1]	3.03%
2002 Expense Ratio	0.45%
2002 Portfolio Turnover	31%
Fund Inception Date	1989

Investment Manager:  Dodge & Cox, San Francisco. Managed by the Fixed-Income Strategy Committee, whose eleven members’ average tenure is 14 years, and by the Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 22 years.

Asset Allocation

Portfolio Characteristics	Fund	LBAG

Number of Fixed-Income Securities	237	6,571

Average Quality	AA	AA+

Average Maturity (years)	6.0	7.4

Effective Duration (years)	3.6	4.4

Credit Quality Ratings[3]	Fund	LBAG

U.S. Government & Government Agencies	61.3%	68.8%

Aaa/AAA	0.8	7.4

Aa/AA	0.1	2.1

A/A	3.9	10.4

Baa/BBB	22.8	11.3

Ba/BB	3.3	0.0

B/B and below	3.1	0.0

Cash Equivalents	4.7	0.0

Sector Breakdown	Fund	LBAG

U.S. Treasury and Government Agency	21.4%	34.1%

Federal Agency CMO and REMIC[2]	15.2	0.0

Federal Agency Mortgage Pass-Through	24.7	34.6

Asset-Backed	0.6	4.5

Corporate	33.4	22.4

Non-Corporate Yankee	0.0	4.4

Cash Equivalents	4.7	0.0

Maturity Breakdown	Fund	LBAG

0-1 Years to Maturity	18.0%	0.0%

1-5	46.0	45.8

5-10	23.0	36.1

10-15	2.7	6.6

15-20	1.0	4.2

20-25	2.2	2.9

25 and Over	7.1	4.4

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	Collateralized Mortgage Obligation and Real Estate Mortgage Investment Conduit.
[3]	For presentation purposes only: when a security is split-rated, the lower of either the Moody’s or Standard & Poor’s rating is reported.

3 / Dodge & Cox Income Fund

Portfolio of Investments	September 30, 2003

% of Fund
FIXED-INCOME SECURITIES:	95.3%
U.S. TREASURY AND GOVERNMENT AGENCY:	21.4%
FEDERAL AGENCY CMO AND REMIC (a):	15.2%
FEDERAL AGENCY MORTGAGE PASS-THROUGH:	24.7%
ASSET-BACKED SECURITIES:	0.6%
CA Infrastructure and Econ. Dev. Bank Special Purpose Trust PGE-1 Rate Reduction Ctf. 1997-1 A-7 6.42%, 9/25/2008	0.3
CA Infrastructure and Econ. Dev. Bank Special Purpose Trust SCE-1 Rate Reduction Ctf. 1997-1 A-6 6.38%, 9/25/2008	0.3
CORPORATE:	33.4%
INDUSTRIAL:	23.7%
AT&T Corp., various securities	3.0
Xerox Corp., various securities	2.9
Ford Motor Credit Co., various securities	2.6
GMAC, various securities	2.0
HCA-The Healthcare Company, various securities	1.9
May Department Stores Co., various securities	1.8
AOL Time Warner, Inc., various securities	1.6
Time Warner Entertainment, various securities	1.5
Comcast Corp. 5.30%, 1/15/2014	1.1
Raytheon Co., various securities	0.9
Wyeth, various securities	0.8
Dillard’s, Inc., various securities	0.8
Hewlett-Packard Co. 5.50%, 7/1/2007	0.7
Lockheed Martin Corp., various securities	0.6
Raychem Corp. 8.20%, 10/15/2008	0.6
Health Net, Inc. 8.375%, 4/15/2011	0.5
General Electric Co. 5.00%, 2/1/2013	0.2
Walt Disney Co. 7.55%, 7/15/2093	0.2
FINANCE:	8.1%
EOP Operating Limited Partnership (c), various securities	1.3
Boston Properties, Inc., various securities	1.2
Safeco Corp., various securities	1.1
CIGNA Corp., various securities	1.1
UNUMProvident Corp., various securities	1.0
CIT Group, Inc., various securities	0.7
Bank One Capital III (b) 8.75%, 9/1/2030	0.5
St. Paul Companies, Inc. 7.875%, 4/15/2005	0.3
Bank One Corp. 7.625%, 8/1/2005	0.3
Citicorp Capital Trust II (b) 8.015%, 2/15/2027	0.2
BankAmerica Capital II (b) 8.00%, 12/15/2026	0.2
Citicorp Capital Trust I (b) 7.933%, 2/15/2027	0.1
First Nationwide Bank 10.00%, 10/1/2006	0.1

% of Fund
TRANSPORTATION:	1.4%
Consolidated Rail Corp. 9.75%, 6/15/2020	0.6
Union Pacific Corp., various securities	0.5
Burlington Northern Santa Fe Railway 7.57%, 1/2/2021	0.3
UTILITIES:	0.2%
PG&E National Energy Group, Inc. (d), 5/16/2011	0.2
SHORT-TERM INVESTMENTS:	6.0%
OTHER ASSETS LESS LIABILITIES:	(1.3)%
TOTAL NET ASSETS:	100.0%

(a)	CMO: Collateralized Mortgage Obligation REMIC: Real Estate Mortgage Investment Conduit
(b)	Cumulative Preferred Securities
(c)	EOP Operating LP is the operating partnership of Equity Office Properties Trust
(d)	Non-income producing—security in default

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

Dodge & Cox Income Fund / 4

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5 / Dodge & Cox Income Fund

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Dodge & Cox Income Fund / 6

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Vice President, Secretary & General Counsel, Dodge & Cox